UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2012

ADVANCED BIOENERGY, LLC

(Exact name of Registrant as Specified in Charter)

Delaware	000-52421	20-2281511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Norman Center Drive Suite 610 Bloomington, MN		55437
(Address of Principal Executive Offices)		(Zip Code)

763-226-2701

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 7, 2012, Advanced BioEnergy, LLC (“Company”) and its wholly-owned subsidiary ABE Fairmont, LLC (“Seller”) completed the sale of substantially all the assets of ABE Fairmont to Flint Hills Resources Fairmont, LLC (“Buyer”), an affiliate of Flint Hills Resources, LLC (“FHR”).

The purchase price for the sale was $160.0 million, plus the value of Seller’s inventory at closing. The inventory closing value was $10.7 million, of which 90% or $9.6 million was paid at closing and the remaining $1.1 million, subject to final adjustment, will be paid within 65 days of closing. Of the gross proceeds, $12.5 million was paid into an escrow account to secure the indemnification of the Company and ABE Fairmont, with scheduled release dates on the 9-month and 18-month anniversary of closing.

The Company has filed with this Form 8-K, pro forma statements of operations showing its operations reclassified for the effects of the discontinued operations and balance sheets reflecting the segregation of the assets of the discontinued operations, as if the sale had occurred on October 1, 2008, and June 30, 2012, respectively.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information

The following pro forma financial statements are filed with this Form 8-K:

Pro forma condensed consolidated balance sheet as of June 30, 2012

Pro forma condensed consolidated statement of operations for the nine months ended June 30, 2012

Pro forma condensed consolidated statement of operations for the nine months ended June 30, 2011

Pro forma condensed consolidated statement of operations for the year ended September 30, 2011

Pro forma condensed consolidated statement of operations for the year ended September 30, 2010

Pro forma condensed consolidated statement of operations and comprehensive loss for the year ended September 30, 2009

Notes to pro forma financial statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOENERGY, LLC

By:	/s/ Richard R. Peterson
Richard R. Peterson President, Chief Executive Officer and Chief Financial Officer

Date: December 7, 2012

Advanced BioEnergy, LLC Unaudited Pro Forma Condensed Consolidated Financial Information

The unaudited pro forma condensed consolidated financial information has been prepared to illustrate the effect of the disposition of assets by the Company. The Unaudited Pro Forma Condensed Consolidated Balance Sheet shows the effect of the disposition of assets as if the transaction occurred on June 30, 2012. The historical financial information has been adjusted to give effect to matters that are (1) directly attributable to the transaction, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the operating results of the Company. The unaudited pro forma consolidated financial information should be read in conjunction with the accompanying Notes to the Unaudited Pro Forma Consolidated Financial Statements.

The unaudited pro forma consolidated financial information is presented for information purposes only. It has been prepared in accordance with the regulations of the Securities and Exchange Commission and is not necessarily indicative of what our financial position or results of operations actually would have been had we completed the disposition at the dates indicated, nor does it purport to project the future financial position or operating results of the Company.

Advanced BioEnergy, LLC

Pro Forma Condensed Consolidated Balance Sheet

June 30, 2012

(Unaudited, in thousands )

	As reported	Pro forma	Pro forma
	June 30, 2012	Adjustments (1)	June 30, 2012
ASSETS
Current assets:
Cash and cash equivalents	$19,473	$97,160	$116,633
Accounts receivable, net	12,251	(8,646)	3,605
Other receivables	1,389	(1,149)	240
Due from broker	728	(728)	—
Inventories	17,149	(10,927)	6,222
Prepaid expenses	1,868	(976)	892
Current portion of restricted cash	6,762	(621)	6,141
Current assets of discontinued operations	—	15,928	15,928

Total current assets	59,620	90,041	149,661

Property and equipment, net	154,074	(82,155)	71,919
Restricted cash	1,146	(1,146)	—
Notes receivable-related party	506	—	506
Other assets	1,727	(612)	1,115
Non-current assets of discontinued operations	—	8,000	8,000

Total assets	$217,073	$14,128	$231,201

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Accounts payable	$8,968	$(4,289)	$4,679
Accrued expenses	6,724	(3,689)	3,035
Derivative financial instruments	295	(295)	—
Current portion of long-term debt	17,238	(11,215)	6,023

Total current liabilities	33,225	(19,488)	13,737

Other liabilities	332	—	332
Deferred income	3,703	(3,703)	—
Long-term debt	114,086	(34,895)	79,191

Total liabilities	151,346	(58,086)	93,260

Members’ equity:
Members’ capital, no par value, 24,714,180 units issued and outstanding	171,249	—	171,249
Accumulated deficit	(105,522)	72,214	(33,308)

Total members’ equity	65,727	72,214	137,941

Total liabilities and members’ equity	$217,073	$14,128	$231,201

Advanced BioEnergy, LLC

Pro Forma Condensed Consolidated Statement of Operations

Nine Months ended June 30, 2012

(Unaudited, in thousands except per unit amounts)

		Pro forma
	As Reported	Adjustments (2)	Pro forma
Net sales
Ethanol and related products	$440,474	$(263,076)	$177,398
Other	366	—	366

Total net sales	440,840	(263,076)	177,764
Cost of goods sold	433,029	(255,579)	177,450

Gross profit	7,811	(7,497)	314
Selling, general and administrative	6,041	(1,974)	4,067

Operating income (loss)	1,770	(5,523)	(3,753)
Other income	783	(731)	52
Interest income	61	(35)	26
Interest expense	(2,536)	1,978	(558)

Net income (loss)	$78	$(4,311)	$(4,233)

Weighed average units outstanding—basic	24,714	—	24,714
Weighed average units outstanding—diluted	24,714	—	24,714
Income (loss) per unit—basic	$0.00	$(0.17)	$(0.17)
Income (loss) per unit—diluted	$0.00	$(0.17)	$(0.17)

Advanced BioEnergy, LLC

Pro Forma Condensed Consolidated Statement of Operations

Nine Months ended June 30, 2011

(Unaudited, in thousands except per unit amounts)

		Pro forma
	As Reported	Adjustments (2)	Pro forma
Net sales
Ethanol and related products	$423,818	$(248,564)	$175,254
Other	358	—	358

Total net sales	424,176	(248,564)	175,612
Cost of goods sold	411,783	(235,339)	176,444

Gross profit (loss)	12,393	(13,225)	(832)
Selling, general and administrative	4,611	(1,153)	3,458
Arbitration settlement expense	3,789	—	3,789

Operating income (loss)	3,993	(12,072)	(8,079)
Other income	774	(625)	149
Interest income	64	(48)	16
Interest expense	(2,692)	2,484	(208)

Net income (loss)	$2,139	$(10,261)	$(8,122)

Weighed average units outstanding—basic	24,705	—	24,705
Weighed average units outstanding—diluted	24,705	—	24,705
Income (loss) per unit—basic	$0.09	$(0.42)	$(0.33)
Income (loss) per unit—diluted	$0.08	$(0.42)	$(0.34)

Advanced BioEnergy, LLC

Pro Forma Condensed Consolidated Statement of Operations

Year ended September 30, 2011

(Unaudited, in thousands except per unit amounts)

		Pro forma
	As Reported	Adjustments (2)	Pro forma
Net sales
Ethanol and related products	$571,388	$(333,263)	$238,125
Other	358	—	358

Total net sales	571,746	(333,263)	238,483
Cost of goods sold	557,504	(315,833)	241,671

Gross profit (loss)	14,242	(17,430)	(3,188)
Selling, general and administrative	6,035	(1,562)	4,473
Arbitration settlement expense	3,791	—	3,791

Operating income (loss)	4,416	(15,868)	(11,452)
Other income	935	(789)	146
Interest income	75	(51)	24
Interest expense	(3,617)	3,292	(325)

Net income (loss)	$1,809	$(13,416)	$(11,607)

Weighed average units outstanding—basic	24,710	—	24,710
Weighed average units outstanding—diluted	24,710	—	24,710
Income (loss) per unit—basic	$0.07	$(0.54)	$(0.47)
Income (loss) per unit—diluted	$0.06	$(0.54)	$(0.48)

Advanced BioEnergy, LLC

Pro Forma Condensed Consolidated Statement of Operations

Year ended September 30, 2010

(Unaudited, in thousands except per unit amounts)

		Pro forma
	As Reported	Adjustments (2)	Pro forma
Net sales
Ethanol and related products	$379,909	$(222,746)	$157,163
Other	670	—	670

Total net sales	380,579	(222,746)	157,833
Cost of goods sold	347,194	(202,445)	144,749

Gross profit	33,385	(20,301)	13,084
Selling, general and administrative	6,386	(1,597)	4,789
Arbitration settlement expense	960	—	960

Operating income	26,039	(18,704)	7,335
Other income	470	(420)	50
Gain on extinguishment of debt	17,660	—	17,660
Debt restructuring costs	(2,149)	—	(2,149)
Interest income	89	(59)	30
Interest expense	(10,888)	3,767	(7,121)

Net income	$31,221	$(15,416)	$15,805

Weighed average units outstanding—basic	19,752	—	19,752
Weighed average units outstanding—diluted	19,752	—	19,752
Income (loss) per unit—basic	$1.58	$(0.78)	$0.80
Income (loss) per unit—diluted	$1.58	$(0.78)	$0.80

Advanced BioEnergy, LLC

Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Loss

Year ended September 30, 2009

(Unaudited, in thousands except per unit amounts)

		Pro forma
	As Reported	Adjustments (2)	Pro forma
Net sales
Ethanol and related products	$354,997	$(207,298)	$147,699
Other	719	—	719

Total net sales	355,716	(207,298)	148,418
Cost of goods sold	345,720	(201,449)	144,271

Gross profit	9,996	(5,849)	4,147
Selling, general and administrative	7,687	(1,748)	5,939
Impairment of long-lived assets	28,260	—	28,260

Operating loss	(25,951)	(4,101)	(30,052)
Other income	870	(545)	325
Debt restructuring costs	(2,525)	—	(2,525)
Interest income	217	(103)	114
Interest expense	(26,909)	5,347	(21,562)

Net loss	$(54,298)	$598	$(53,700)
Other comprehensive income:
Interest rate swap obligation	1,786	—	1,786

Comprehensive loss	$(52,512)	$598	$(51,914)

Weighed average units outstanding—basic	12,692	—	12,692
Weighed average units outstanding—diluted	12,692	—	12,692
Income (loss) per unit—basic	$(4.28)	$0.05	$(4.23)
Income (loss) per unit—diluted	$(4.28)	$0.05	$(4.23)

Advanced BioEnergy, LLC

Notes to Pro Forma Financial Statements

Nine months ended June 30, 2012 and 2011

Years ended September 30, 2011, 2010 and 2009

(Unaudited, in thousands)

Note 1-Pro Forma Consolidated Balance Sheet Adjustment

The following adjustments reflect the assumed sale of certain assets at June 30, 2012, the payment of ABE Fairmont debt outstanding of $46.1 million at June 30, 2012, and the payment of estimated transaction costs of $2.8 million. The remaining assets excluding cash have been classified as current and non-current assets from discontinued operations in the pro forma balance sheet.

	Sale of Net Assets Debit/(Credit) (a)	Settlement of Liabilities/Fees Debit/(Credit) (b)	Reclassification to Discontinued Operations Debit/(Credit)	Total Adjustments Debit/(Credit)
Cash and cash equivalents	$150,632	$(53,472)	$—	$97,160
Accounts receivable, net	—	—	(8,646)	(8,646)
Other receivables	983	—	(2,132)	(1,149)
Due from broker	—	(728)	—	(728)
Inventories	(10,927)	—	—	(10,927)
Prepaid expenses	(326)	—	(650)	(976)
Current portion of restricted cash	4,500	(621)	(4,500)	(621)
Current assets of discontinued operations	—	—	15,928	15,928
Property and equipment, net	(82,155)	—	—	(82,155)
Long-term restricted cash	7,327	(473)	(8,000)	(1,146)
Other assets	(612)	—	—	(612)
Non-current assets of discontinued operations	—	—	8,000	8,000
Accounts payable and accrued liabilities	1,857	6,121	—	7,978
Derivative financial instruments	—	295	—	295
Current portion of long-term debt	—	11,215	—	11,215
Deferred income	3,703	—	—	3,703
Long-term debt	—	34,895	—	34,895
Accumulated deficit (Gain on sale)	(74,982)	2,768	—	(72,214)

(a)	Adjustments reflect the receipt of proceeds, the set up of escrow balances of $12.5 million, and the reduction of certain assets and liabilities on June 30, 2012.
(b)	Adjustment assumes pay down of all outstanding debt as of June 30, 2012, the settlement of outstanding current liabilities, and the payment of estimated transaction costs of $2.8 million.

Note 2- Pro Forma Consolidated Statement of Operations Adjustments

Pro forma Consolidated Statements of Operations for the nine months ended June 30, 2012 and 2011, and the years ended September 30, 2011, 2010 and 2009 assume that the sale of certain assets occurred on October 1, 2008. The pro forma adjustments reflect the elimination of sales and expenses related to the Fairmont operations, as originally reported as follows:

	Nine months ended June 30,
	2012	2011
Ethanol and related products	$(263,076)	$(248,564)
Cost of goods sold	(255,579)	(235,339)
Selling, general and administrative	(1,974)	(1,153)
Other income	(731)	(625)
Interest income	(35)	(48)
Interest expense	1,978	2,484

	Year ended September 30,
	2011	2010	2009
Ethanol and related products	$(333,263)	$(222,746)	$(207,298)
Cost of goods sold	(315,833)	(202,445)	(201,449)
Selling, general and administrative	(1,562)	(1,597)	(1,748)
Other income	(789)	(420)	(545)
Interest income	(51)	(59)	(103)
Interest expense	3,292	3,767	5,347